Exhibit A
JOINT FILING AGREEMENT
The undersigned each agree that (i) the statement on Schedule 13D relating to the common units representing limited partnership interests of Eagle Rock Energy Partners, L.P., a Delaware limited partnership, has been adopted and filed on behalf of each of them, (ii) all future amendments to such statement on Schedule 13D will, unless written notice to the contrary is delivered as described below, be jointly filed on behalf of each of them, and (iii) the provisions of Rule 13d-1(k)(1) under the Securities Exchange Act of 1934 apply to each of them. This agreement may be terminated with respect to the obligation to jointly file future amendments to such statement on Schedule 13D as to any of the undersigned upon such person giving written notice thereof to each of the other persons signatory hereto, at the principal office thereof.
Dated: August 15, 2011

MONTIERRA MINERALS & PRODUCTION, L.P.

By its general partner, Montierra Management LLC

By:	/s/ Joseph A. Mills Joseph A. Mills
Chief Executive Officer

MONTIERRA MANAGEMENT LLC

By:	/s/ Joseph A. Mills Joseph A. Mills
Chief Executive Officer

NATURAL GAS PARTNERS VII, L.P.

By its general partner, G.F.W. Energy VII, L.P.

By its general partner, GFW VII, L.L.C.

By:	/s/ Kenneth A. Hersh Kenneth A. Hersh
Authorized Member

NATURAL GAS PARTNERS VIII, L.P.

By its general partner, G.F.W. Energy VIII, L.P.

By its general partner, GFW VIII, L.L.C.

By:	/s/ Kenneth A. Hersh Kenneth A. Hersh
Authorized Member

NGP INCOME MANAGEMENT L.L.C.

By:	/s/ Tony R. Weber Tony R. Weber
President

EAGLE ROCK HOLDINGS NGP 7, LLC

By its sole member, Natural Gas Partners VII, L.P.

By its general partner, G.F.W. Energy VII, L.P.

By its general partner, GFW VII, L.L.C.

By:	/s/ Kenneth A. Hersh Kenneth A. Hersh
Authorized Member

EAGLE ROCK HOLDINGS NGP 8, LLC

By its sole member, Natural Gas Partners VIII, L.P.

By its general partner, G.F.W. Energy VIII, L.P.

By its general partner, GFW VIII, L.L.C.

By:	/s/ Kenneth A. Hersh Kenneth A. Hersh
Authorized Member

ERH NGP 7 SPV, LLLC

By:	/s/ Kenneth A. Hersh Kenneth A. Hersh
Chief Executive Officer & President

ERH NGP 8 SPV, LLC

By:	/s/ Kenneth A. Hersh Kenneth A. Hersh
Chief Executive Officer & President

/s/ Kenneth A. Hersh

Kenneth A. Hersh